SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

               Pursuant to Section 13 or Section 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): June 14, 2003
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                           ANC Rental Corporation
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           (Exact name of Registrant as specified in its charter)



                                  Delaware
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               (State or other jurisdiction of incorporation)



               0-30776                         65-0957875
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       (Commission File Number)      (IRS Employer Identification No.)


          200 South Andrews Avenue, Fort Lauderdale, Florida 33301
           ------------------------------------------------------
        (Address of principal executive offices, including zip code)


     Registrant's telephone number, including area code: (954) 320-4000
                                                         --------------

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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

2.1 Asset Purchase Agreement, by and among ANC Rental Corporation and the other Debtors listed on the signature pages thereof, debtors-in-possession, and Car Acquisition Company LLC and Cerberus Capital Management, L.P., dated as of June 12, 2003 (the "Agreement").

99.1 Press Release, dated June 17, 2003, of ANC Rental Corporation announcing agreement on the terms of the sale.

ANC Rental Corporation agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities & Exchange Commission upon request.

Item 9.   Regulation FD Disclosure.
          ------------------------

     On June 14, 2003, ANC Rental Corporation ("Seller") and the other Debtors listed on the signature pages of the Agreement (together with Seller, the "Debtors") entered into an agreement with Car Acquisition Company LLC ("Purchaser") and Cerberus Capital Management, L.P. ("Cerberus") in which the Debtors agreed to sell substantially all of their assets to Purchaser, an affiliate of Cerberus. The sale requires the approval of the United States Bankruptcy Court for the District of Delaware.

     Pursuant to the terms and subject to the conditions of the Agreement, Purchaser shall pay $230 million in cash (subject to certain adjustments) and assume over $2 billion in vehicle debt, $60 million in non-vehicle debt, and provide a $150 million committed working capital line.

     The agreement was electronically filed with the bankruptcy court on June 14, 2003 and is attached to this Form 8-K as Exhibit 2.1.

     A press release announcing the terms of the sale was filed June 17, 2003 and is attached to this Form 8-K as Exhibit 99.1.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 17, 2003

                                       ANC Rental Corporation

                                       By:    /s/ Howard D. Schwartz
                                           --------------------------------
                                           Howard D. Schwartz
                                           Senior Vice President,
                                           General Counsel and Secretary

                               Exhibit Index
                               -------------

2.1 Asset Purchase Agreement, by and among ANC Rental Corporation and the other Debtors listed on the signature pages thereof, debtors-in-possession, and Car Acquisition Company LLC and Cerberus Capital Management, L.P., dated as of June 12, 2003

99.1 Press Release, dated June 17, 2003, of ANC Rental Corporation announcing agreement on the terms of the sale.